UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 11, 2005
                -------------------------------------------------

                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


      5511                                           01-0609375
--------------------------              -------------------------------------
(Commission File Number)                  (IRS Employer Identification No.)

                622 Third Avenue, 37th Floor, New York, NY 10017
        ---------------------------------------------- ------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 885-2500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))





Item 7.01  Regulation FD Disclosure

     On March 11, 2005, Asbury Automotive Group, Inc. (the "Company") issued a press release, announcing that its President and Chief Executive Officer, Kenneth B. Gilman, and its Senior Vice President and Chief Financial Officer, J. Gordon Smith, will present at the Stephens Inc. Specialty Retailing Conference in New York, New York on March 15, 2005 at 9:00 a.m. Eastern Standard Time. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit No.               Description

                  99.1                      Press Release dated March 11, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASBURY AUTOMOTIVE GROUP, INC.



Date:  March 11, 2005                       By:  /s/ Kenneth B. Gilman
                                      ----------------------------------------
                                   Name:  Kenneth B. Gilman
                                Title:    President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated March 11, 2005.